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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 17, 2005
                                 LANTRONIX, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                                         33-0362767
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                    001-16027
                            (Commission File Number)

                15353 BARRANCA PARKWAY, IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Lantronix, Inc. filed January 21, 2005 (the "Form 8-K") to extend the certification in the second sentence of Item 4.01(b) from September 30, 2004 to January 17, 2005. Except for this change, this Form 8-K/A does not update, amend or modify any other disclosure set forth in the Form 8-K.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b) Engagement of McGladrey & Pullen LLP
    ------------------------------------

On January 17, 2005, the Audit Committee of the Board of Directors of the Company appointed McGladrey & Pullen, LLP ("McGladrey & Company"), subject to the completion of McGladrey & Company's normal client acceptance procedures, as the Company's new independent public accountant firm to audit the Company's financial statements. During the Company's two most recent fiscal years ended June 30, 2003 and 2004, and through January 17, 2005, neither the Company nor anyone acting on its behalf has consulted with McGladrey & Company regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 18, 2005

                                             LANTRONIX, INC.,
                                             a Delaware corporation

                                             By: /S/ JAMES W. KERRIGAN
                                                 -------------------------------
                                                 James W. Kerrigan
                                                 Chief Financial Officer